EXHIBIT 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of DOCASA, Inc., (the "Company") on Form 10-Q for the period ended May 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ashley Lopez, the Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 17, 2017	By:	/s/ Ashley Lopez
Ashley Lopez
Chief Executive Officer and Interim Chief Financial Officer